EXHIBIT 99.4

JPJ ARCHITECTS, INC.


FINANCIAL STATEMENTS
TABLE OF CONTENTS
--------------------------------------------------------------------------------------------------


                                                                                              PAGE

INDEPENDENT AUDITORS' REPORT                                                                  F-1

FINANCIAL STATEMENTS:
  Balance Sheets as of April 30, 1997 and 1998 and October 31, 1998                           F-2
  Statements of Income for the Years Ended April 30, 1997 and 1998 and the Six
    Months Ended October 31, 1997 and 1998                                                    F-3
  Statement of Stockholders' Equity for the Years Ended April 30, 1997 and 1998 and
    the Six Months Ended October 31, 1998                                                     F-4
  Statements of Cash Flows for the Years Ended April 30, 1997 and 1998 and the Six
    Months Ended October 31, 1998 and 1997                                                    F-5
  Notes to Financial Statements                                                           F-6 - F-10



INDEPENDENT AUDITORS' REPORT


Board of Directors
JPJ Architects, Inc.
Dallas, Texas

We have audited the accompanying balance sheets of JPJ Architects, Inc. (the "Company") as of April 30, 1998 and 1997, and the related statements of operations, stockholders' equity, and cash flows for each of the three years in the period ended April 30, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of April 30, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended April 30, 1998 in conformity with generally accepted accounting principles.



September 25, 1998

JPJ ARCHITECTS, INC.


BALANCE SHEETS
APRIL 30, 1997 AND 1998 AND OCTOBER 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Years Ended           Six Months
                                                                April 30,              Ended
                                                     -----------------------------  October 31,
ASSETS                                                       1997          1998        1998
                                                                                    (Unaudited)

CURRENT ASSETS:
  Cash                                                     $  194,907  $  102,573   $  565,721
  Trade and other receivables, less allowance for doubtful
    accounts of $18,100 at April 30, 1997 and $118,285 at
    April 30, 1998 and October 31, 1998                     1,420,886   3,132,732    2,528,327
  Costs and estimated earnings in excess of billings on
    uncompleted projects (Note 2)                             132,893     236,982      239,333
  Refundable income taxes                                      63,016      27,898       95,070
  Prepaid expenses                                             18,301      19,382       27,701
                                                         -------------  ----------  -----------
           Total current assets                             1,830,003   3,519,567    3,456,152
                                                         -------------  ----------  -----------

OTHER ASSETS:
  Other noncurrent assets                                     134,789     133,103      136,894
  Investment in affiliate                                      45,385      47,466       12,000
                                                         -------------  ----------  -----------
           Total other assets                                 180,174     180,569      148,894
                                                         -------------  ----------  -----------

PROPERTY AND EQUIPMENT:
  Leasehold improvements                                       28,546      60,579       60,579
  Furniture and fixtures                                      343,960     354,955      374,586
  Computer equipment                                          225,801     300,025      300,025
                                                         -------------  ----------  -----------
           Total property and equipment                       598,307     715,559      735,190
  Less accumulated depreciation                              (464,792)  (539,245)     (576,921)
                                                         -------------  ----------  -----------
           Property and equipment, net                        133,515     176,314      158,269
                                                         -------------  ----------  -----------

TOTAL ASSETS                                               $ 2,143,69 $ 3,876,450  $ 3,763,315
                                                         ============ ===========  ============


See notes to financial statements.



                                                              Years Ended           Six Months
                                                                April 30,              Ended
                                                     -----------------------------  October 31,
LIABILITIES AND STOCKHOLDERS' EQUITY                         1997          1998        1998
                                                                                    (Unaudited)
CURRENT LIABILITIES:
  Notes payable (Note 3)                                   $  335,000  $     -      $     -
  Current portion of long-term debt (Note 3)                   59,367      30,703         -
  Accounts payable                                            736,363   1,730,384    1,406,109
  Billings in excess of costs and estimated earnings on
    uncompleted projects (Note 2)                             397,643     639,296      644,845
  Deferred income taxes                                        28,064     304,768      367,516
  Other accrued expenses                                      500,550     544,850      498,974
                                                          -----------  ----------   ----------
           Total current liabilities                        2,056,987   3,250,001    2,917,444

LONG-TERM DEBT (Note 3)                                        14,400      32,607        -
                                                          -----------  ----------   ----------

TOTAL LIABILITIES                                           2,071,387   3,282,608    2,917,444
                                                          -----------  ----------   ----------

COMMITMENTS (Note 4)

STOCKHOLDERS' EQUITY:
  Capital stock - common, $1 par value, voting,
    authorized 1,000,000 shares; issued 10,000
    shares at April 30, 1998 and 4,401 at
    October 31, 1998                                          10,000       10,000        4,401
  Additional paid-in capital                                   8,980        8,980        -
  Treasury stock                                            (766,577)    (850,093)       -
  Retained earnings                                          819,902    1,424,955      841,470
                                                          ----------  -----------   ----------
           Total stockholders' equity                         72,305      593,842      845,871
                                                          ----------  -----------   ----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $2,143,692   $3,876,450   $3,763,315
                                                          ==========  ===========   ==========

JPJ ARCHITECTS, INC.


STATEMENTS OF INCOME
YEARS ENDED APRIL 30, 1997 AND 1998 AND SIX MONTHS ENDED
OCTOBER 31, 1998 AND 1997
-----------------------------------------------------------------------------------------------------------------------------------


                                                     Years Ended                Six Months Ended
                                                       April 30,                   October 31,
                                            ----------------------------     -------------------------
                                                   1997          1998           1997          1998
                                                                                   (Unaudited)
REVENUES:
  Fee income                                    $5,173,663    $11,430,555    $4,932,961    $6,301,730
  Reimbursable income                              882,985      2,717,515     1,380,850     1,206,163
                                               ------------  -------------  ------------  ------------
           Total revenues                        6,056,648     14,148,070     6,313,811     7,507,893

CONSULTANT EXPENSES                              2,091,516      6,730,598     2,980,458     4,260,562

PROJECT EXPENSES:
  Direct expenses                                  117,009        206,365        59,874       101,082
  Reimbursable expenses                            247,582        605,313       245,274       381,437
                                               ------------  -------------  ------------  ------------

           Total project expenses                  364,591        811,678       305,148       482,519
                                               ------------  -------------  ------------  ------------

NET PRODUCTION INCOME                            3,600,541      6,605,794     3,028,205     2,764,812

DIRECT LABOR                                     1,273,571      2,038,914       957,319     1,078,950

INDIRECT EXPENSES                                2,291,875      3,639,546     1,669,113     1,358,876
                                               ------------  -------------  ------------  ------------

OPERATING INCOME (LOSS)                             35,095        927,334       401,773       326,986
                                               ------------  -------------  ------------  ------------

OTHER INCOME (EXPENSE):
  Interest expense                                 (36,295)       (16,423)       (8,341)       (2,574)
  Other income                                     219,186         70,842        57,696       110,284
                                               ------------  -------------  ------------  ------------

           Total other income (expense),
             net                                   182,891         54,419        49,355       107,710
                                               ------------  -------------  ------------  ------------

INCOME BEFORE TAXES                                217,986        981,753       451,128       434,696

PROVISION FOR INCOME TAXES                         (80,658)      (376,700)     (171,429)     (171,912)
                                               ------------  -------------  ------------  ------------

NET INCOME                                      $  137,328    $   605,053    $  279,699    $  262,784
                                               ============  =============  ============  ============

See notes to financial statements.


JPJ ARCHITECTS, INC.


STATEMENTS OF STOCKHOLDERS' EQUITY
YEARS ENDED APRIL 30, 1997 AND 1998 AND THE SIX MONTHS ENDED OCTOBER 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------


                                         Common Stock    Additional                             Total
                                     -------------------   Paid-in  Treasury       Retained  Stockholders'
                                       Shares    Amount    Capital    Stock        Earnings     Equity


BALANCE, APRIL 30, 1996                10,000    $10,000   $8,980  $(636,437)     $  682,574  $  65,117
  Redemption of common stock              -          -        -     (130,140)            -     (130,140)
  Net income                              -          -        -          -           137,328    137,328
                                      -------    -------   ------  ----------     ----------  ----------

BALANCE, APRIL 30, 1997                10,000     10,000    8,980   (766,577)        819,902     72,305
  Redemption of common stock              -          -        -      (83,516)            -      (83,516)
  Net income                              -          -        -          -           605,053    605,053
                                      -------    -------   ------  ----------     ----------  ----------

BALANCE, APRIL 30, 1998                10,000     10,000    8,980   (850,093)      1,424,955    593,842
  Retirement of treasury stock            -       (5,599)  (8,980)   850,093        (846,269)   (10,755)
  Net income                              -          -        -          -           262,784    262,784
                                      -------    -------   ------  ----------     ----------  ----------

BALANCE, OCTOBER 31, 1998
   (Unaudited)                         10,000    $ 4,401   $  -    $     -        $  841,470  $ 845,871
                                      =======    =======   ======  ==========     ==========  ==========

See notes to financial statements.


JPJ ARCHITECTS, INC.


STATEMENTS OF CASH FLOWS
YEARS ENDED APRIL 30, 1997 AND 1998 AND THE SIX MONTHS ENDED
OCTOBER 31, 1997 AND 1998
--------------------------------------------------------------------------------------------------

                                                                                       Six Months
                                                             Years Ended                   Ended
                                                               April 30,                October 31,
                                                        -----------------------     ------------------
                                                         1997            1998        1997        1998
                                                                                      (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                           $  137,328   $ 605,053   $  279,699  $  262,784
  Adjustments to reconcile net income to net cash
    provided by (used in) operating activities:
    Depreciation                                           45,548      74,453       44,232      37,676
    Deferred income taxes                                  (5,590)    276,704      138,400      62,748
    Income from investment in affiliate                   (49,371)    (90,081)     (57,696)   (110,284)
    Changes in certain working capital items:
      (Increase) decrease in trade and other receivables (792,831) (1,711,846)  (2,120,754)    604,405
      (Increase) decrease in costs and estimated
        earnings in excess of billings on
        uncompleted projects                              (66,751)   (104,089)      15,959      (2,351)
      Increase in billings in excess of costs and
        estimated earnings on uncompleted
        contracts, net                                    224,941     241,653      591,950       5,549
      (Increase) decrease in prepaid expenses               3,362      (1,081)      46,142      (8,319)
      Decrease (increase) in other assets                  25,211       1,686      (38,887)     (3,791)
      Increase (decrease) in accounts payable             259,859     994,021    1,028,146    (324,275)
      Increase (decrease) in accrued expenses             443,700      44,300      414,434     (45,876)
      Increase (decrease) in income taxes payable          78,748      35,118       28,464     (67,172)
                                                    --------------  ----------  -----------  ---------
           Net cash provided by operating activities      304,154     365,891      370,089     411,094
                                                    --------------  ----------  -----------  ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property and equipment                     (81,008)   (117,252)     (87,022)    (19,631)
  Dividends from affiliate                                 17,500      88,000       88,000     145,750
                                                    --------------  ----------  -----------  ---------
           Net cash (used in) provided by investing
              activities                                  (63,508)    (29,252)         978     126,119
                                                         ---------  ----------  -----------  ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Payments on line of credit                              (15,000)   (335,000)    (310,000)          -
  Proceeds from long-term borrowings                            -           -       88,367           -
  Payments on long-term borrowings                         60,050     (10,457)     (44,967)    (63,310)
  Repurchase of common stock                             (130,140)    (83,516)     (80,925)    (10,755)
                                                 -----------------  ----------  -----------  ----------
           Net cash used in financing activities          (85,090)   (428,973)    (347,525)    (74,065)
                                                 -----------------  ----------  -----------  ----------

INCREASE (DECREASE) IN CASH                               155,556     (92,334)      23,542     463,148

CASH BALANCE:
  Beginning of year                                        39,351     194,907      194,907     102,573
                                                 -----------------  ----------  -----------   ---------

  End of year                                         $   194,907  $  102,573   $  218,449    $565,721
                                                 ================= ===========  ===========   =========

SUPPLEMENTAL DISCLOSURES - Cash paid during the year for:
  Interest                                            $    33,018  $   16,363   $   32,372    $  2,574
                                                 ================= ===========  ===========   =========
  Income tax payments                                 $     7,500  $   57,800   $    5,742    $    -
                                                 ================= ===========  ===========   =========


See notes to financial statements.

JPJ ARCHITECTS, INC.


NOTES TO FINANCIAL STATEMENTS
YEARS ENDED APRIL 30, 1997 AND 1998 AND THE SIX MONTHS ENDED OCTOBER 31, 1998
-----------------------------------------------------------------------------



1.   DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION AND BUSINESS - JPJ Architects, Inc. (the "Company") is an architectural and interior design firm located in Dallas, Texas. The Company specializes in the design of corporate headquarters and office buildings, higher education facilities and K-12 schools, and buildings for public agencies, institutions, and local, state, and federal governments.

     The Company's financial statements are prepared on the accrual basis of accounting.

     OPERATING CYCLE - Assets and liabilities related to long-term contracts are included in current assets and current liabilities in the accompanying balance sheets, as they will be liquidated in the normal course of contract completion, although this may require more than one year.

     REVENUE RECOGNITION - Revenue is recognized, at estimated collectible amounts, in the period the services are performed. More specifically, the Company recognizes revenues either on the percentage-of-completion method whereby the extent of the contract performance is measured by the percentage of cost incurred to date to estimated total cost for each contract, or based upon actual hours spent on the project times the agreed upon hourly rate. Consultant expenses, project expenses, direct labor and indirect expenses are charged to expense as incurred. Provisions for estimated losses on uncompleted projects are made in the period in which such losses are first subject to reasonable estimation. Unanticipated changes in project performance, project conditions and estimated profitability may result in revisions to costs and income and are recognized in the period in which the revisions are determined.

     The asset "costs and estimated earnings in excess of billings on uncompleted projects" represents revenues recognized in excess of amounts billed. The liability "billings in excess of costs and estimated earnings on uncompleted projects" represents billings in excess of revenues recognized.

     MAJOR CUSTOMERS - Sales to two customers represented 21% and 16% of total revenues in 1997 and 56% and 15% of total revenues in 1998.

     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimate impacting the accompanying financial statements relates to revenue recognition.

     PROPERTY AND EQUIPMENT - Leasehold improvements and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets or the lease term, including anticipated renewals. The estimated useful lives of property and equipment for financial reporting purposes are as follows:


Computer equipment and software                                                     5 years
Furniture and fixtures                                                              5 years
Leasehold improvements               Lease term, not to exceed the useful life of the asset



     ADVERTISING COSTS - Advertising costs are expensed as incurred. Amounts expensed for each of the three years ending April 30, 1998 were immaterial.

     DEFERRED INCOME TAXES - Deferred income tax assets and liabilities are calculated based upon differences between the financial statement and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future. Such deferred income tax asset or liability computations are based on enacted tax laws and rates applicable to periods in which the differences are expected to affect taxable income.

     FINANCIAL INSTRUMENTS - The carrying amount of cash, accounts receivable, accounts payable and accrued liabilities approximates their fair value because of the short maturities of these instruments.

     LONG-LIVED ASSETS - During fiscal 1996, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 121, ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF. It requires that long-lived assets and certain identifiable intangibles to be held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Management of the Company reviewed all long-lived assets and intangible assets as of April 30, 1997 and 1998 and believes that the carrying amounts reported in the balance sheets will be recovered over the remaining useful lives of those assets.


2.   CONTRACTS IN PROGRESS

     Information relative to contracts in progress as of April 30, 1997 and 1998 and October 31, 1998 is as follows:


                                                        APRIL 30,
                                                 -----------------------        OCTOBER 31,
                                                    1997           1998            1998

Costs incurred on uncompleted projects
  (excluding overhead)                           $  1,806,549    $  2,949,032   $  3,893,472
Estimated earnings thereon                          1,729,333       2,568,575      2,533,603
                                               ---------------   ------------   ------------

Total                                               3,535,882       5,517,607      6,427,075
Less billings to date                               3,800,632       5,919,921      6,832,587
                                               ---------------   ------------   ------------

Net overbillings                                 $  (264,750)    $   (402,314)  $   (405,512)
                                               ===============   ============   ============

     Net overbillings as of April 30, 1997 and 1998 and October 31, 1998 are included in the accompanying balance sheets as follows:



                                                           APRIL 30,
                                                   ------------------------       OCTOBER 31,
                                                       1997         1998              1998
Costs and estimated earnings in excess of billings
  on uncompleted projects                            $   132,893    $   236,982   $   239,333
Billings in excess of costs and estimated earnings
  on uncompleted projects                               (397,643)      (639,296)     (644,845)
                                                     ------------   ------------  ------------

Net overbillings                                     $  (264,750)   $  (402,314)  $  (405,512)
                                                     ============   ============  ============


3.   FINANCING ARRANGEMENTS

     A summary of notes payable as of April 30, 1997 and 1998 is as follows:


                                                                      1997         1998
Line of credit, up to $500,000 and interest at prime plus 0.75%,
  maturity date of July 2, 1998                                      $335,000       $
                                                                     =========      ======


     A summary of long-term debt as of April 30, 1997 and 1998 is as follows:

                                                                       1997        1998

Note payable to Everett D. Spaeth due in three annual installments of $14,400 plus interest at a rate of 10% per annum, with a final
  payment due April 1999                                               $28,800     $14,400
Note payable to James R. Baker due in three annual installments of
  $16,303 plus interest at  a rate of 10% per annum, with a final
  payment due June 2000                                                      -      48,910
Notes payable to CAN Insurance Company (paid off in fiscal 1998)        44,967           -
                                                                        -------     ------
           Total long-term debt                                         73,767      63,310
Less current maturities                                                 59,367      30,703
                                                                        -------     ------

Long-term portion                                                      $14,400     $32,607
                                                                       ========    =======

Annual principal payments on long-term debt are as follows:


 Fiscal 1999                                                                       $30,703
 Fiscal 2000                                                                        32,607
                                                                                    ------

Total                                                                              $63,310
                                                                                  ========

4.   LEASE COMMITMENTS

     The Company leases office space and certain office equipment under operating lease arrangements. The total minimum rental commitment under noncancelable operating leases at April 30, 1998 are as follows:


Fiscal 1999                                                           $428,127
Fiscal 2000                                                                 90
                                                                            --

Total                                                                 $428,217
                                                                    ===========



Rent expense was $453,816 and $450,885 during 1997 and 1998, respectively, and is included in indirect expenses.


5.   INCOME TAXES

     The provision for income taxes for the years ended April 30, 1997 and 1998 is as follows:



                                                            1997         1998

Current provision (benefit):
  Federal                                               $  86,248     $  87,411
  State                                                      -           12,585
Deferred                                                   (5,590)      276,704
                                                         ----------   ---------

Provision (benefit) for income taxes                    $  80,658     $ 376,700
                                                         ==========   =========



The reconciliation of the statutory federal income tax rate with the Company's overall effective federal and state income rate for the years ended April 30, 1997 and 1998 is as follows:

                                                               1997      1998

Statutory federal rate                                         34.0%      34.0%
State income taxes, net of federal benefit                      4.8        3.1
Meals and entertainment                                         2.9         .8
Officers life insurance                                        (3.2)        .8
Other                                                          (1.5)       (.4)
                                                            --------     -------

Effective tax rates                                            37.0%      38.3%
                                                            ========     =======

The tax effect of temporary differences giving rise to deferred income tax assets and liabilities as of April 30, 1997 and 1998 is as follows:


                                                                 1997         1998
Deferred income tax liabilities - differences between the
  accrual basis and cash basis of accounting related to
  certain assets and liabilities                              $(66,951)    $(362,921)
                                                             ----------    ----------

Deferred income tax assets:
  Allowance for bad debts                                        6,969        45,540
  State net operating loss carryforwards                             -             -
  Deferred state taxes                                           1,161        12,613
  Nondeductible reserve                                         30,757             -
                                                              ---------    ----------
           Total deferred income tax assets                     38,887        58,153
                                                               --------    ----------

Deferred income tax liabilities, net                          $(28,064)    $(304,768)
                                                              =========   ===========




 The net deferred tax assets and liabilities are allocated between current and noncurrent amounts in the accompanying balance sheets according to the classification of the related asset and liability.


6.   RELATED PARTY TRANSACTIONS

     The Company holds a 50% ownership in Premier Reprographics, Inc. ("Premier"). Premier, which is accounted for under the equity method of accounting, was formed in 1991 and provides blue line reprographic services to the Company. During 1997 and 1998, the Company purchased services from Premier amounting to $234,177 and $518,177, respectively.


7.   EMPLOYEE BENEFIT PLANS

     The Company has a defined contribution plan (the "Plan") that provides retirement and other related benefits to eligible employees. Employees can make contributions up to a specified level. Company contributions to the Plan were $16,588, and $25,926 for the years ended April 30, 1997, and 1998, respectively.


8.   SUBSEQUENT EVENTS

     The Company has entered into an agreement with HLM Design ("HLM") whereby HLM will purchase all of the outstanding capital stock of the Company for $2.4 million in cash, promissory notes bearing interest at 7 percent in the aggregate amount of $1.1 million and aggregate of 240,000 shares of HLM Design common stock. This sale was finalized on October 30, 1998.

     The Company is in the process of negotiating a new lease for office space. The Company's current lease expires in April 1999.



                                    ********